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                                                                    EXHIBIT 99.1

                                                Filed pursuant to Rule 424(b)(-)
Pricing Supplement No. - Dated ______, 200_         Registration Statement No. -
(To Prospectus dated -, and
Prospectus Supplement dated -)
                                                                 CUSIP: ________

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY
                            SECURED MEDIUM-TERM NOTES
                                 ISSUED THROUGH
                  ING USA GLOBAL FUNDING TRUST - (THE "TRUST")

      The description of this pricing supplement of the particular terms of the Secured Medium-Term Notes offered hereby, and the Funding Agreement (specified below) issued by ING USA Annuity and Life Insurance Company ("ING USA") to the Trust, supplements the description of the general terms and provisions of the notes and the funding agreements set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

1.       THE NOTES

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Principal Amount:                          Purchasing Agent(s) Discount:

Issue Price:                               Original Issue Date:

Net Proceeds to the Trust:                 Stated Maturity Date:
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Series: ____

Tranche: ______. [As discussed in the prospectus supplement under "Description of the Notes--General--Indenture," the Trust may issue one or more additional tranches of notes after the issuance of these notes.] [As discussed in the prospectus supplement under "Description of the Notes - General - Indenture," these notes are issued as an additional tranche of notes of this series.]

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Regular Record Date: [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate:    [ ] Fixed Rate  [ ] Floating Rate

         Fixed Rate Notes: [ ] Yes [ ] No. If Yes,

                  Interest Rate:

         Floating Rate Notes: [ ] Yes [ ] No. If Yes,

                  Regular Floating Rate Notes: [ ] Yes [ ] No. If Yes,
                        Interest Rate:
                        Interest Rate Basis(es):

                  Floating Rate/Fixed Rate Notes: [ ] Yes [ ] No. If Yes,
                        Floating Interest Rate:
                        Interest Rate Basis(es):
                        Fixed Interest Rate:

                        Fixed Rate Commencement Date:

                  Fixed Rate/Floating Rate Notes: [ ] Yes [ ] No. If Yes,
                        Fixed Interest Rate:
                        Floating Interest Rate:
                        Interest Rate Basis(es):

                        Floating Rate Commencement Date:

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                  Inverse Floating Rate Notes: [ ] Yes [ ] No. If Yes,
                        Fixed Interest Rate:
                        Floating Interest Rate:
                        Interest Rate Basis(es):

                  Initial Interest Rate, if any:

                  Initial Interest Reset Date:

                  Interest Rate Basis(es). Check all that apply:

                        [ ] CD Rate                [ ] CMT Rate
                        [ ] Commercial Paper Rate  [ ] Eleventh District Cost of
                                                       Funds Rate
                        [ ] EURIBOR                [ ] Federal Funds Rate
                        [ ] LIBOR                  [ ] Prime Rate
                        [ ] Treasury Rate          [ ] Other (See Attached)

                        If LIBOR: [ ] LIBOR Reuters Page  [ ] LIBOR Moneyline
                                  LIBOR Currency:             Telerate Page

                        If CMT Rate:

                                  Designated CMT Telerate Page:
                                        If 7052: [ ] Weekly Average [ ] Monthly
                                                                        Average
                                  Designated CMT Maturity Index:

            Index Maturity:

            Spread (+/-):

            Spread Multiplier:

            Interest Reset Date(s):

            Interest Rate Determination Date(s):

            Maximum Interest Rate, if any:

            Minimum Interest Rate, if any;

Calculation Agent: Citibank, N.A.

Exchange Rate Agent:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Note: [ ] Yes [ ] No. If Yes,
      Amortizing Schedule:
      Additional/Other Terms:

Discount Note: [ ] Yes [ ] No. If Yes,
      Total Amount of Discount:
      Initial Accrual Period of Discount:
      Additional/Other Terms:

Redemption Provisions: [ ] Yes [ ] No. If Yes,
      Initial Redemption Date:
      Initial Redemption Percentage:
      Annual Redemption Percentage Reduction (if any):
      Redemption:    [ ] In whole only and not in part
                     [ ] May be in whole or in part

      Additional/Other Terms:

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Repayment: [ ] Yes [ ] No. If Yes,
      Repayment Date(s):
      Repayment Price:
      Repayment: [ ] In whole only and not in part
                 [ ] May be in whole or in part

      Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing: [ ] Yes [ ] No. If Yes, Name of Exchange:__________

Authorized Denominations: $1,000

Ratings:

      The Notes issued under the Program are rated AA by Standard & Poor's ("S&P") and aa- by A.M. Best Company ("A.M. Best"). ING USA expects the Notes to be rated Aa3 by Moody's Investors Service, Inc. ("Moody's").

Purchasing Agent(s) Purchasing Notes as Principal: [ ] Yes [ ] No. If Yes,

            Purchasing Agent(s)                               Principal Amount

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            Total:

Purchasing Agent(s) Acting as Agent: [ ] Yes [ ] No. If Yes,

            Purchasing Agent(s)                               Principal Amount

            --------------------------------------------------------------------
            Total:

State of Organization of the Trust: Illinois

Additional/Other Terms:

Special Tax Considerations:

2.    THE FUNDING AGREEMENT

Funding Agreement Issuer: ING USA Annuity and Life Insurance Company

Funding Agreement No.:

Deposit:

Net Deposit:

Effective Date:

Stated Maturity Date:

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Type of Interest Rate: [ ] Fixed Rate [ ] Floating Rate

      Fixed Rate Funding Agreement: [ ] Yes [ ] No. If Yes,

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                  Interest Rate:

            Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,

            Regular Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
                   Interest Rate:
                   Interest Rate Basis(es):

            Floating Rate/Fixed Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
                   Floating Interest Rate:
                   Interest Rate Basis(es):
                   Fixed Interest Rate:
                   Fixed Rate Commencement Date:

            Fixed Rate/Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
                   Fixed Interest Rate:
                   Floating Interest Rate:
                   Interest Rate Basis(es):
                   Floating Rate Commencement Date:

            Inverse Floating Rate Funding Agreement: [ ]Yes [ ] No. If Yes,
                   Fixed Interest Rate:
                   Floating Interest Rate:
                   Interest Rate Basis(es):

            Initial Interest Rate, if any:

            Initial Interest Reset Date:

            Interest Rate Basis(es). Check all that apply:

                   [ ] CD Rate                   [ ] CMT Rate
                   [ ] Commercial Paper Rate     [ ] Eleventh District Cost of
                                                     Funds Rate
                   [ ] EURIBOR                   [ ] Federal Funds Rate
                   [ ] LIBOR                     [ ] Prime Rate
                   [ ] Treasury Rate             [ ] Other (See Attached)

                   If LIBOR: [ ] LIBOR Reuters Page  [ ] LIBOR Moneyline
                                                         Telerate Page
                             LIBOR Currency:

                   If CMT Rate:

                             Designated CMT Telerate Page:
                                 If 7052: [ ] Weekly Average [ ] Monthly Average
                             Designated CMT Maturity Index:

            Index Maturity:

            Spread (+/-):

            Spread Multiplier:

            Interest Reset Date(s):

            Interest Rate Determination Date(s):

            Maximum Interest Rate, if any:

            Minimum Interest Rate, if any:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Funding Agreement: [ ]Yes [ ] No. If Yes,
      Amortizing Schedule:

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      Additional/Other Terms:

Discount Funding Agreement: [ ]Yes [ ] No. If Yes,
      Total Amount of Discount:
      Initial Accrual Period of Discount:
      Additional/Other Terms:

Redemption Provisions: [ ]Yes [ ] No. If Yes,
      Initial Redemption Date:
      Initial Redemption Percentage:
      Annual Redemption Percentage Reduction (if any):
      Redemption:       [ ] In whole only and not in part
                        [ ] May be in whole or in part

      Additional/Other Terms:

Repayment: [ ]Yes [ ] No. If Yes,
      Repayment Date(s):
      Repayment Price:
      Repayment: [ ] In whole only and not in part
                 [ ] May be in whole or in part

      Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid For Withholding Tax (not applicable unless specified):

Ratings:

      The Funding Agreement issued under the Program is rated AA by S&P. ING USA expects the Funding Agreement to be rated Aa3 by Moody's.

Additional/Other Terms:

Special Tax Considerations: